UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported): September 22, 2004


                      Century Pacific Financial Corporation
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             (Exact name of registrant as specified in its chapter)


      Delaware                      0-16075                      86-0449546
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(State or other                  (Commission                    (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)


               4500 S. Lakeshore Dr., Suite 357, Tempe, AZ 85282
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-966-6115


                1505 E. Weber Street, Suite 120, Tempe, AZ 85281
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                      CENTURY PACIFIC FINANCIAL CORPORATION

                                    FORM 8-K

                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS...........................   4
   Item 1.01 Entry into a Material Definitive Agreement....................   4
   Item 1.02 Termination of a Material Definitive Agreement................   4
   Item 1.03 Bankruptcy or Receivership....................................   4
SECTION 2 - FINANCIAL INFORMATION..........................................   4
   Item 2.01 Completion of Acquisition or Disposition of Assets............   4
   Item 2.02 Results of Operations and Financial Condition.................   4
   Item 2.03 Creation of a Direct Financial Obligation or an Obligation
             under an Off-Balance Sheet Arrangement of a Registrant........   4
   Item 2.04 Triggering Events that Accelerate or Increase a Direct
             Financial Obligation or an Obligation under an Off-Balance
             Sheet Arrangement.............................................   4
   Item 2.05 Costs Associated with Exit or Disposal Activities.............   5
   Item 2.06 Material Impairments..........................................   5
SECTION 3 - SECURITIES AND TRADING MARKETS.................................   5
   Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing    5
             Rule or Standard; Transfer of Listing.........................   5
   Item 3.02 Unregistered Sales of Equity Securities.......................   5
   Item 3.03 Material Modification of Rights to Security Holders...........   5
SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS........   5
   Item 4.01 Changes in Registrant's Certifying Accountant.................   5
   Item 4.02 Non-Reliance on Previously Issued Financial Statements or a
             Related Audit Report or Completed Interim Review..............   5
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT............................   5
   Item 5.01 Changes in Control of Registrant..............................   5
   Item 5.02 Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers..................   5
   Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change
             in Fiscal Year................................................   6
   Item 5.04 Temporary Suspension of Trading Under Registrant's Employee
             Benefit Plans.................................................   6
   Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of
             a Provision of the Code of Ethics.............................   6
SECTION 6 - [RESERVED].....................................................   6
SECTION 7 - REGISTRATION FD DISCLOSURES....................................   6
   Item 7.01 Regulation FD Disclosures.....................................   6
SECTION 8 - OTHER EVENTS...................................................   6
   Item 8.01 Other Events..................................................   6
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS..............................   7
   Item 9.01 Financial Statements and Exhibits.............................   7
SIGNATURES.................................................................   8


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

                 CAUTIONARY STATEMENT REGARDING "FORWARD LOOKING
                                   STATEMENTS"

Statements contained in this filing that are not based on historical fact, including without limitation statements containing the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words, constitute "forward-looking statements". These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic and business conditions, both nationally and in the regions in which Century Pacific Financial Corporation and its subsidiaries operate; technology changes; the competition we face; changes in our business strategy or development plans; existing governmental regulations and changes in, or our failure to comply with, governmental regulations; liability and other claims asserted against us; our ability or the ability of our third-party suppliers to take corrective action in a timely manner with respect to changing government regulations; and other factors referenced in our filings with the Securities and Exchange Commission.

GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. Other than as required by law, we disclaim any obligation to update information concerning the factors mentioned above or to publicly announce the result of any revisions to any of the forward-looking statements contained in this filing to reflect future results, events or developments.


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

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into a Material Definitive Agreement

On August 30, 2004, David L. Hadley, President of the Company, filed Articles of Incorporation for Century Pacific Holdings, Inc., a Nevada corporation, with Secretary of State of Nevada. On September 22, 2004, the Board of Directors authorized the president of the Company to negotiate the terms and conditions under which the Company would merge into the new Nevada corporation. The shareholders of the Company authorized the board of directors of the Company to enter into the merger at its annual meeting held on June 26, 2004. The merger's purpose is to effect the change of domicile of the Company from the State of Delaware to the State of Nevada. The shareholders of the Company will be the shareholders of the new Nevada corporation, with the directors and officers of the Company also being the officers and directors of the new Nevada corporation. The new Nevada corporation will be the surviving corporation and it currently has no shareholders or liabilities.

It is intended that they merger will become effective before the fiscal year end on September 30, 2004. The name of the surviving company will be Century Pacific Holdings, Inc. Attached as exhibits are the Articles of Merger and the Plan of Merger.

A copy of the articles of incorporation of Century Pacific Holdings, Inc., is attached as an exhibit to this Form 8-K filing.

Item 1.02  Termination of a Material Definitive Agreement

Not Applicable

Item 1.03  Bankruptcy or Receivership

Not Applicable

SECTION 2 - FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets

Not Applicable

Item 2.02  Results of Operations and Financial Condition

Not Applicable

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Not Applicable

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Not Applicable


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

Item 2.05  Costs Associated with Exit or Disposal Activities

Not Applicable

Item 2.06  Material Impairments

Not Applicable

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Not Applicable

Item 3.02  Unregistered Sales of Equity Securities

Not Applicable

Item 3.03  Material Modification of Rights to Security Holders

Not Applicable

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant

Not Applicable

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Not Applicable

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01  Changes in Control of Registrant

Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2004, Tommy Ly resigned as a Vice President of the Company and a member of its Board. Mr. Ly did not resign because of any disagreements with the Company or any matter relating to the Company's operations, policies or practices, but did resign for purely personal reasons.

On September 22, 2004, Karen A. Hadley, the wife of David L. Hadley, President of the Company, was elected to the office of Secretary of the Company and as a director of the Company, Dr. Carlos Encinas, a neurosurgeon, was elected to the office of Vice President and Syed M. Huq resigned as Secretary of the Company and was elected to the office of Treasurer of the Company. There are no employment agreements between the Company and Mrs. Hadley and Dr. Encinas. Mrs. Hadley has not been appointed to any committees of the Board.


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

Mrs. Hadley has a community property interest in the shares of the Company held in the name of her husband, David L. Hadley, President of the Company. There have been no transactions between the Company and David L. Hadley in the two year period preceding Mrs. Hadley's election as an officer and director of the company other than Mr. Hadley serving as the president of the Company under a contract for a salary of $60,000 plus a bonus of $25,000 in each of the four calendar quarters. In July of 2002, Mr. Hadley lent the Company $85,000 and in August of 2004, the loan was repaid by the Company issuing 1,000,000 shares of restricted common stock to Mr. Hadley. All transactions between Mr. Hadley and the Company have been reported in filings made by the Company with the Securities and Exchange Commission.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Not Applicable

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Not Applicable

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not Applicable

SECTION 6 - [RESERVED]

SECTION 7 - REGISTRATION FD DISCLOSURES

Not Applicable

Item 7.01  Regulation FD Disclosure

Not Applicable

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

Dr. Steven J. Robbins, Acting Chief Executive Officer of Cryptic Afflictions, LLC, and David L. Hadley, President of Global Medical Technologies, Inc., a wholly owned subsidiary of the Company, have formed a new Nevada company known as Limina Biotechnologies, Inc. Mr. Hadley and Dr. Robbins announce that they seek to obtain approval from their respective companies to merge both Cryptic Afflictions, LLC, and Global Medical Technologies, Inc., into Limina Biotechnologies, Inc.

Cryptic Afflictions, LLC, has extensive U.S. and international patents pending and owns the intellectual property rights to a major and, heretofore, unrecognized human neuropathogen, a RNA virus designated - Cryptovirus. Substantial clinical and molecular evidence indicates that this virus is involved in the development of major neurological disorders including Multiple Sclerosis (MS) and Idiopathic Epilepsy (IE; epilepsy of unknown cause). This evidence includes (1) the presence of Cryptovirus-specific antibodies in the serum and cerebrospinal fluid of patients suffering from these disorders, (2)
the ability of the virus to cause virtually identical disease in experimentally-infected animals and (3) nucleotide sequence data that indicates that the virus is pandemic and represents a single virus "species" - more akin to measles than hypervariable viruses like HIV. Further clinical validation studies using Cryptovirus-specific RT-PCR assays have been initiated to confirm the presence of the virus within the central nervous system lesions of patients diagnosed with such disorders.

Global Medical Technologies, Inc., an international marketer of new and refurbished medical equipment, has letters of intent to merge with six other medical equipment sales companies within the states of California and Arizona. These mergers, should they be consummated and there is no assurance they will be, could raise Global Medical Technologies, Inc.'s, sales significantly, which its management estimates to be in the range of 300% if all mergers become consummated. The Company is currently preparing a private offering to attempt to raise the funds required to facilitate these potential mergers. There can be no assurances that the Company will be successful in its efforts to raise the funds for these potential mergers.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1 - Articles of Merger and Plan of Merger
Exhibit 99.2 - Articles of Incorporation of Century Pacific Holdings, Inc.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Registrant:    Century Pacific Financial Corporation

Date:  September 22, 2004
                                           /s/   David L. Hadley
                                           -------------------------------------
                                            David L. Hadley
                                            President


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